Exhibit 10.28.1

Recording requested by and

when recorded return to:

Christopher M. Kamper

Carver Schwarz McNab & Bailey, LLC

1600 Stout Street, Suite 1700

Denver, Colorado 80202-3164

Amendment to Mortgage, Security Agreement,

Assignment of Leases and Rents, and

Fixture Filing

THIS MORTGAGE AMENDMENT SECURES FUTURE ADVANCES AND CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND SHALL SECURE AT ANY ONE TIME A MAXIMUM PRINCIPAL AMOUNT OF TWENTY-SIX MILLION DOLLARS ONLY ($26,000,000.00) FOR PURPOSES OF SECTION 48-7-9 NMSA 1978, AS AMENDED OR REPLACED FROM TIME TO TIME.  THIS MORTGAGE AMENDMENT PERTAINS TO A “LINE OF CREDIT MORTGAGE” AS THAT TERM IS USED IN SECTION 48-7-4(B) NMSA 1978, AS AMENDED OR REPLACED FROM TIME TO TIME.

THIS MORTGAGE AMENDMENT COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL ESTATE DESCRIBED IN THIS MORTGAGE AMENDMENT AND ALSO COVERS MINERALS AND AS-EXTRACTED COLLATERAL LOCATED ON AND UNDER THE REAL ESTATE DESCRIBED IN THIS MORTGAGE AMENDMENT.  THIS MORTGAGE AMENDMENT IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS AS, AMONG OTHER THINGS, A FINANCING STATEMENT AND A FIXTURE FILING.

TO THE ATTENTION OF THE RECORDING OFFICER:

THIS INSTRUMENT AMENDS A MORTGAGE OF BOTH REAL AND PERSONAL PROPERTY AND IS, AMONG OTHER THINGS, A SECURITY AGREEMENT AND FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE.  THIS INSTRUMENT AMENDS A PRE-EXISTING LIEN ON RIGHTS IN OR RELATING TO LEASEHOLD INTERESTS, LANDS AND WATER RIGHTS OF MORTGAGOR WHICH ARE DESCRIBED IN EXHIBIT A HERETO.

This Amendment to Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing (“Mortgage”) is made effective December 22, 2010 (the “Effective Date”), from NEUTRON ENERGY, INC., a Nevada corporation having a principal place of business at 9000 E. Nichols Avenue Suite 225 Englewood, CO 80112  (“MTM” or “Mortgagor”), to RMB AUSTRALIA HOLDINGS, LTD. a banking corporation organized under the laws of Australia, and RMB RESOURCES INC., a Delaware corporation (the “Mortgagee”).

Recitals

A.            Mortgagor and Mortgagee are parties to the Facility Agreement dated April 5, 2010 (as from time to time amended, supplemented, replaced or restated, the “Facility Agreement”) among Mortgagor and Mortgagee, pursuant to which Mortgagee made a loan facility available to Borrower in the principal amount of up to Sixteen Million United States Dollars (US$16,000,000.00), in addition to certain closing costs and fees, which loan facility must be repaid according to the schedule set forth in the Facility Agreement and no later than the maturity date, as such may be amended or extended from time to time, of the Promissory Note given by Mortgagor pursuant to the Facility Agreement.

B.            To secure that loan amount, Mortgagor granted Mortgagee a Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated effective April 5, 2010, and recorded in the official records of Sandoval County, New Mexico on April 7, 2010 as Document No. 201007626 (UCC filings) and Document No. 201007627 (Mortgage filings) (the “Mortgage”).

C.            Mortgagor and Mortgagee desire to amend the terms of the Facility Agreement to amend the principal amount by an additional Eight Million United States Dollars (US$8,000,000.00) in addition to certain closing costs and fees, as evidenced by the Amended and Restated Promissory Note given by Mortgagor pursuant to the Facility Agreement, and to amend the Mortgage to be consistent with this new financing term.

D.          Mortgagor and Mortgagee intend no other changes to the terms of the Mortgage, which secured future advances and was a “line of credit” mortgage within the meaning of Section 48-7-4(B) NMSA 1978, as amended or replaced from time to time.  This mortgage amendment is intended to relate back for priority purposes to the date of the Mortgage.

Therefore, for good and valuable consideration given, the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby amends the Mortgage over all the Properties identified on Exhibits A through C hereto, including all fixtures, mineral rights and as extracted collateral pertaining thereto, on the terms and conditions stated in the Mortgage, subject only to the following amendment.

1.             Amendments

The Parties amend the Mortgage so as to secure repayment of the loans extended pursuant to the Facility Agreement up to a maximum principal amount of Twenty-Six Million United States Dollars (US$26,000,000.00).

2.             No Other Amendments

The parties make no other amendments to the Mortgage, and all the articles, terms, and conditions of such Mortgage are hereby incorporated by this reference as though set forth in full in this Mortgage Amendment.  Mortgagor represents and warrants that the representations and warranties stated in the Mortgage are true and accurate as of the date of this Mortgage Amendment, and all covenants stated therein are re-stated herein in full.

3.             Properties Encumbered

The Properties encumbered by the Mortgage and this Mortgage Amendment are as stated on Exhibits A through C hereto.

IN WITNESS WHEREOF, Mortgagor has executed this Amendment to Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing effective as of the day and year first above written.

NEUTRON ENERGY, INC.

By:	/s/ Edward M. Topham
Edward M. Topham
Chief Financial Officer, Secretary, and Treasurer, Neutron Energy, Inc.

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

This Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing was acknowledged before me on December 22, 2010, by Edward M. Topham as Chief Financial Officer, Secretary and Treasurer of Neutron Energy, Inc., as the duly authorized act of the Corporation.

My commission expires:
/s/ Mary Bayer
Notary Public

Exhibits

Exhibit A	Land, Improvements and Water Rights

Exhibit B	Operating Equipment

Exhibit C	Material Agreements

Exhibit D	List of Title Reports and Opinions

Exhibit A

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

Leasehold Interests, Unpatented Mining Claims,

Water Rights, and Improvements

Sandoval County, New Mexico

I.                                         Leasehold Interests.  (A) List of leases under which Mortgagor is lessor; (B) List of leases where Mortgagor is lessee.

(A)          NONE

(B)          All of Mortgagor’s right, title and interest under that certain Uranium Mining Lease and Agreement effective October 12, 2006, between Juan Tafoya Land Corporation, a New Mexico corporation, and Neutron Energy, Inc., a Nevada corporation, as further evidenced by the Short Form Memorandum of Uranium Mining Lease and Agreement effective October 12, 2006 and filed for record November 7, 2006 as Document #200654850 in Sandoval County, New Mexico, filed for record November 20, 2006 in McKinley County, New Mexico and filed for record December 4, 2006 as Document 200604472 in Cibola County, NM.

All of Mortgagor’s right, title and interest in and to the following lands:

The Juan Tafoya Grant Lands, more particularly described as follows.

From the point of beginning, being a stone mound and brass cap marked “POLARIS PT. 1 TURLEY EXCEPTION, 1974”, the U.S.G.S. station “AQUA” bears S. 67°11’37” E. and is 18473.05 feet.

Then from the above said point of beginning along the South fence S. 89°07’19” W. a distance of 1535.88 feet, to a point from which witness corner No. 1 bears N. 23° E. and is 2.50 feet in distance; then N. 0°37’47” W. a distance of 2396.96 feet, to a point from which witness corner No. 2 bears S. 89°19’ W. and is 0.83 feet in distance; then N. 02°38’44” W., 645.59 feet to a point from which witness corner No. 3 bears N. 17°00’ W. and is 2.17 feet in distance; then N. 63°49’03” W., 314.8 feet to a point from which witness corner No. 4 bears N. 26°00’ E., and is 0.55 feet in distance; then N. 63°49’15” W. 219.09 feet to a point from which witness corner No. 5 bear N. 30°00’ E. and is 1.35 feet in distance; then N. 64°17’24” W., 380.09 feet to a point from which witness corner No. 6 bears N. 30°00’ E. and is 1.0 feet in distance; then N. 69°50’26” W., 68.03 feet to a point from which witness corner No. 7 bears N. 14°00’ E. and is 1.4 feet in distance; then N. 74°24’36” W., 271.23 feet to a point from which witness corner No. 8 bears N. 15°36’ E. and is 0.9 feet in distance; then N. 73°45’9” W. 452.49 feet to a point from which witness corner No. 9 bears WEST and is 2.2 feet in distance; then N. 8°05’17” E., 10.76 feet to a point from which witness corner No. 10 bears N. 78°00’ W. and is 1.1 feet in distance; then N. 55°52’16” W., 209.30 feet to a point from which witness corner No. 11 bears N. 34°00’ E. and is 1.2 feet in distance; then N. 61°24’28” W., 143.58 feet to a point from which witness corner No. 12 bears N. 28°35’ E., and is 1.15 feet in distance; then N. 66°20’29” W., 122.00 feet to a point from which witness corner No. 13 bears S. 23°40’ W. and is 1.2 feet in distance; then N. 62°31’ W., 193.47 feet to a point from which witness corner No. 14 bears N. 27°55’ E. and is 1.4 feet in distance; then N. 62°05’21” W., 116.65 feet to a point from which witness corner No. 15 bears S. 62°05’ E. and is 1.7 feet in distance; then N. 44°03’35” W., 365.22 feet to a point from which witness corner No. 16 bears N. 45°57’ E. and is 1.35 feet in distance; then N. 46°50’39” W., 295.62 feet to a point from which witness corner No. 17 bears S. 31°43’ E. and is 1.9 feet in distance; then N. 31°43’27” W., 238.39 feet to a point from which witness corner No. 18 bears N. 80°38’ W. and is 1.1 feet in distance; then N. 09°22’25” W., 186.10 feet to a point from which witness corner No. 19 bears S. 20°00’ E. and is 1.3 feet in distance; then N. 72°10’44” W. 85.23 feet to a point from which witness corner No. 20 bears S. 07°37’26” E., and is 1.3 feet in distance; then N. 07°06’36” W. 140.39 feet to a point from which witness corner No. 21 bears N. 57°37’57” W. and is 1.6 feet in distance; then N. 59°40’30” W., 935.35 feet to a point from which witness corner No. 22 bears N. 30°23’ E. and is 0.7 feet in distance; then N. 60°34’27” W., 280.32 feet to a point from which witness corner No. 23 bears N. 29°40’ E. and is 1.8 feet in distance; then N. 59°33’04” W., 47.45 feet to a point from which witness corner No. 24 bears N. 29°51’ E. and is 1.3 feet in distance; then N. 60°00’08” W., 243.55 feet to a point from which witness corner No. 25 bears N. 29°52’ E. and is 0.7 feet in distance; then N. 62°25’35” W., 24.61 feet to a point from which witness corner No. 26 bears N. 26°58’ E., and is 0.44 feet in distance; then N. 60°31’22” W., 528.28 feet to a point from which witness corner No. 27 bears N. 29°36’ E. and is 1.5 feet in distance; then N. 42°20’58” W., 114.79 feet to a point from which witness corner No. 28 bears N. 47°39’ E. and is 1.4 feet in distance; then N. 45°54’37” W., 176.27 feet to a point from which witness corner No. 29 bears N. 46°21’56” W. and is 4.5 feet in distance; then N. 33°04’49” W., 30.84 feet to a point from which witness corner No. 30 bears N. 41°28’ E. and is 1.6 feet in distance; then N. 21°53’54” W., 88.11 feet to a point from which witness corner No. 31 bears S. 66°31’ W. and is 1.0 feet in distance; then N. 09°18’27” W., 103.18 feet to a point from which witness corner No. 32 bears N. 66°31’ E. and is 2.4 feet in distance; then N. 06°32’08” E., 101.39 feet to a point from which witness corner No. 33 bears N. 82°31’ E. and is 1.2 feet in distance; then N. 00°55’31” E., 32.00 feet to a point from which witness corner No. 34 bears S. 84°00’ E. and is 1.3 feet in distance; then N. 05°59’48” E., 69.14 feet to a point from which witness corner No. 35 bears S. 88°53’ E. and is 1.5 feet in distance; then N. 10°53’07” E., 298.14 feet to a point from which witness corner No. 36 bears N. 11°39’ E. and is 3.18 feet in distance; then S. 80°54’37” E., 126.98 feet to a point from which witness corner No. 37 bears S. 10°25’ W. and is 3.3 feet in distance; then N. 87°59’ E., 48.90 feet to a point from which witness corner No. 38 bears S. 03°16’ E., 2.15 feet in distance; then S. 81°34’ E., 238.09 feet to a point from which witness corner No. 39 bears S. 08°13’ E. and is 1.2 feet in distance; then S. 84°31’22” E., 105.41 feet to a point from which witness corner No. 40 bears S. 85°09’ E. and is 1.6 feet in distance; then N. 57°41’57” E., 92.98 feet to a point from which witness corner No. 41 bears N. 35°00’ E, and is 2.4 feet in distance; then N. 69°18’48” E., 51.92 feet to a point from which witness corner No. 42 bears S. 18°38’ E. and is 0.5 feet in distance; then N. 69°01’11” E., 87.68 feet to a point from which witness corner No. 43 bears S. 20°55’ E. and is 0.6 feet in distance; then N. 65°41’02” E., 98.30 feet to a point from which witness corner No. 44 bears S. 59°30’ W. and is 1.3 feet in distance; then N. 59°10’05” E., 130.22 feet to a point from which witness corner No. 45 bears S. 71°48’ E. and is 1.0 feet in distance; then N. 75°56’20” E., 46.41 feet to a point from which witness corner No. 46 bears S. 35°50’ E. and is 0.8 feet in distance; then N. 41°22’45” E., 37.38 feet to a point from which witness corner No. 47 bears S. 60°00’ E. and is 1.3 feet in distance; then N. 24°04’41” E., 10.53 feet to a point from which witness corner No. 48 bears S. 73°00’ E. and is 0.7 feet in distance; then N. 12°55’26” E., 17.04 feet to a point from which witness corner No. 49 bears S. 75°00’ E. and is 0.95 feet in distance; then N. 17°43’24” E., 29.96 feet to a point from which witness corner No. 50 bears S. 65°00’ E. and is 1.1 feet in distance; then N. 38°15’06” E., 45.54 feet to a point from which witness corner No. 51 bears N. 25°00’ W. and is 1.0 feet in distance; then N. 74°43’56” E., 52.38 feet to a point from which witness corner No. 52 bears S. 13°00’ E. and is 0.85 feet in distance; then N. 34°12’12” E., 291.81 feet to a point from which witness corner No. 53 bears N. 58°00’ W. and is 0.75 feet in distance; then S. 52°17’32” E., 1742.68 feet to a point from which witness corner No. 54 bears S. 20°50’ W. and is 1.3 feet in distance; then S. 69°25’36” E., 14.17 feet to a point from which witness corner No. 55 bears S. 33°00’ W. and is 1.4 feet in distance; then S. 64°04’07” E., 312.89 feet to a point from which witness corner No. 56 bears S. 26°00’ W. and is 0.8 feet in distance; then N. 89°39’19” WE., 203.36 feet to a point from which witness corner No. 57 bears S. 08°00’ E. and is 0.8 feet in distance; then N.

76°31’41” E., 683.63 feet to a point from which witness corner No. 58 bears S. 13°00’ E. and is 0.86 feet in distance; then N. 76°59’19” E., 773.28 feet to a point from which witness corner No. 59 bears S. 13°00’ E. and is 1.15 feet in distance; then N. 77°31’06’ E., 446.69 feet to a point from which witness corner No. 60 bears S. 51°57’ E. and is 0.8 feet in distance; then N. 01°21’06” W., 4260.77 feet to a point from which witness corner, marked N. Fence A.P. No. 1, bears N. 01°21’ W. and is 0.86 feet in distance; then S. 88°33’24” E. along the north fence 268.77 feet to a point from which witness corner A.P. No. 2, bears N. 01°28’ E. and is 0.75 feet in distance; then S. 84°11’33” E., 63.33 feet to a point from which witness corner A.P. No. 3, bears S. 06°00’ W. and is 1.55 feet in distance; then S. 87°01’55” E., 5660.50 feet to a point from which witness corner A.P. No. 4, bears S. 03°00’ W. and is 1.35 feet in distance; then S. 83°19’11” E., 127.23 feet to a point from which witness corner A.P. No. 5, bears S. 07°00’ W. and is 1.7 feet in distance; then S. 88°30’31” E., 1966.28 feet to a point from which witness corner A.P. No. 6, bears S. 01°30’W is 1.2 feet in distance; then S. 89°28’09” E., 7682.87 feet to a point from which witness corner A.P. No. 7, bears S. 33°00’ W. and is 1.9 feet in distance; then S. 00°03’21” E. a distance of 8159.75 feet; then S. 01°19’39” E. a distance of 686.36 feet;  then S. 12°34’47” E. a distance of 175.27 feet; then S. 12°37’30” W. a distance of 236.04 feet; then S. 00°45’35” W. a distance of 1151.82 feet; then S. 04°39’24” E. a distance of 365.79 feet; then S. 86°00’37” W. a distance of 501.10 feet; then N. 69°37’48” W. a distance of 108.08 feet; then N. 82°39’20” W. a distance of 414.86 feet; then N. 77°35’01” W. a distance of 410.78 feet; then N. 74°28’36” W. a distance of 460.46 feet; then S. 81°10’12” W. a distance of 188.82 feet; then S. 56°27’27” W. a distance of 402.81 feet; then N. 88°00’38” W. a distance of 511.50 feet; then N. 56°42’08” W. a distance of 620.12 feet; then S. 87°46’48” W. a distance of 1335.83 feet; then S. 89°16’17” W. a distance of 1650.44 feet; then N. 89°15’15” W. a distance of 3195.41feet; then S. 88°28’59” W. a distance of 4059.24 feet; then S. 73°09’13” W. a distance of 71.03 feet; then S. 89°14’48” W. a distance of 392.88 feet to the point and place of beginning, and containing an area of 4096.6609 acres, more or less, also known as the Juan Tafoya Land Grant, being the village and community lands of the Town of Marquez, New Mexico.

II             UNPATENTED MINING CLAIMS

The following described unpatented lode mining and millsite claims situate in Sandoval County, New Mexico:

County Recording
Claim Name	Book	Page	BLM MMC

NONE

III.           Water Rights

Only those water rights granted pursuant to that certain Uranium Mining Lease and Agreement effective October 12, 2006, between Juan Tafoya Land Corporation, a New Mexico corporation, and Neutron Energy, Inc., a Nevada corporation

IV.           Improvements.

Buildings, Plants, Etc.

Building Name	Size (sq ft)	Height
NONE

Exhibit B

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

Operating Equipment

ALL EQUIPMENT OWNED EXCEPT WHERE INDICATED

Equipment Number	Make/Model MAJOR EQUIPMENT	Serial Number	Cat Lease
N/A	40’ Storage Unit — Double Doors — Juan Tafoya	N/A	N/A
N/A	Air Monitoring Station — Juan Tafoya	N/A	N/A
N/A	Pumps, Timers & Materials for Irrigation System (work-in-process) — Juan Tafoya	N/A	N/A

Light Vehicles

EQUIP. #	YEAR	MAKE	TYPE	MODEL	SERIAL #
NONE

Exhibit C

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

Material Agreements

No other Material Agreement other than disclosure in Exhibit A, Section I.(B).

Exhibit D

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

List of Title Reports and Opinions

Neutron Energy, Inc. Project, Fee Land Title Report, Portions of the Juan Tafoya Land Grant and Portions of the Cebolleta Land Grant, Cibola, McKinley and Sandoval Counties, New Mexico, prepared by Cortney E. Stewart at the request of Bensing Associates, Inc., March 15, 2010.

Fee Title Opinion dated October 10, 2006 by Rodey, Dickason, Sloan, Akin and Robb, P.A. re:  Fee land in McKinley and Sandoval Counties, New Mexico within the Town on Cebolleta Land Grant.

Mineral Fee Title Opinion dated April 27, 2007 by Rodey, Dickason, Sloan, Akin and Robb, P.A. re:  Fee land in Cibola County, New Mexico.